Exhibit 99.1

© Inpixon | All Rights Reserved | inpixon.com Indoor Intelligence Nadir Ali, CEO December 2019

© Inpixon | All Rights Reserved | inpixon.com 2 SAFE HARBOR STATEMENT This presentation includes forward - looking statements within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995 . These forward - looking statements are based on current expectations only, and are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control . Actual events and results may differ materially from those anticipated, estimated, projected or implied by us if one or more of these risks or uncertainties materialize, or if our underlying assumptions prove incorrect . Factors that could affect actual results include but are not limited to product demand and market acceptance, the effect of economic conditions, the impact of competitive products and pricing, governmental regulations, results of litigation, problems with technology, and/or other factors outside the control of Inpixon and its subsidiaries (the “Company”) . The forward - looking statements included in this presentation are based on our current expectations, estimates and projections, and the underlying assumptions thereof, about the Company’s operations, industry, financial condition and liquidity, as of the date hereof . Statements containing words such as “expect”, “believe”, “should”, “anticipate”, “intend”, plan”, “may”, “will”, or similar expressions constitute forward - looking expressions . These forward - looking statements include, but are not limited to, statements about our proposed acquisitions, our anticipated cash flow balances, the future of the Internet Services market, our projected user base, our planned services and marketing initiatives, our ability to compete successfully in our industry, projected operating expenses, projected operating efficiencies, revenues, and capital requirements, and our projected cash position . Such statements are no guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict . Therefore, our actual results could differ materially and adversely from those expressed in any forward - looking statements . The Company undertakes no obligation to publicly update any forward - looking statement, whether as a result of new information, future events or otherwise . Statements in this presentation, including factors that we believe may impact our results, are not intended to be exclusive . Additional factors that could cause results to differ materially from those described in the forward - looking statements can be found in the Company’s filings with the U . S . Securities and Exchange Commission, including its Annual Report on Form 10 - K for the year ended December 31 , 2018 , the Quarterly Reports on Form 10 - Q for the quarters ended March 31 , 2019 , June 30 , 2019 and September 30 , 2019 . All of the Company’s forward - looking statements are expressly qualified by all such risk factors and other cautionary statements . The Company undertakes no obligation to update any forward - looking statement to reflect events or circumstances after the date on which such statement is made . Safe Harbor Statement under the Private Securities Litigation Act

© Inpixon | All Rights Reserved | inpixon.com 3 Investment Highlights Comprehensive solutions provide actionable indoor data and improve customer/users experience Highly secure and fully integrated platform provides customers with a variety of benefits, including cost savings, risk reduction and customization Large & underserved market – estimated to reach $58B by 2025* Growing customer base and global reseller network Strong IP / broad patent portfolio Seasoned executive team with proven track records Highly scalable, high margin business model [*Source: Markets & Markets, Market Study Report and Market Research Future]

© Inpixon | All Rights Reserved | inpixon.com 4 HARNESS THE POWER OF INDOOR DATA over 200 million square feet and counting

© Inpixon | All Rights Reserved | inpixon.com 5 Best - in - class solutions for growing Indoor Location Data market Inpixon has a comprehensive solution set • $2B by 2023 @12% CAGR 4 • $25B by 2022 @ 30% CAGR 2 • $22B by 2024 @ 16% CAGR 3 • $9B by 2025 @ 44% CAGR 1 Indoor Positionin g Analytics GPS Mapping 1. Market Study Report https:// www.marketstudyreport.co m /reports/global - indoor - location - by - positioning - systems - indoor - lbs - market - size - status - and - forecast - 2019 - 2025 2. Market Research Future Digital Map Market Research Report - Forecast to 2023 3. Markets and Markets https:// www.marketsandmarkets.co m /Market - Reports/location - analytics - market - 177193456.html 4. Markets and Markets https:// www.marketsandmarkets.co m /Market - Reports/global - GPS - market - and - its - applications - 142.html

© Inpixon | All Rights Reserved | inpixon.com 6 Inpixon 2020 ‒ Uniquely Positioned to Deliver on Market Needs Owner Visitor/Owner New Space Advanced Spatial Visualization & Mapping The converged space (intelligent data visualization and mapping + positioning services + analytics) is nearly uncontested "Blue Ocean" market space FEATURES COMPLETENESS Location Analytics & Other LBS Installation No Installation Proprietary Installation Indoor Positioning DATA VISUALIZATION & MAPPING ABILITY Basic Mapping Focus GPS (Outdoors)

© Inpixon | All Rights Reserved | inpixon.com 7 Doing Good with Indoor Data INDIVIDUAL – WAYFINDING, PRODUCT SEARCH & ASSET TRACKING BUSINESS – SECURITY, INTELLIGENCE & BETTER EXPERIENCE MARKET – TRENDS ANALYSIS, FORECASTING & MARKET DYNAMICS POSITIONING ANALYTICS DEVICE (WIRELESS & IOT) PEOPLE (VISITORS & EMPLOYEES) ASSET (STATIC & DYNAMIC)

inpixon

Inpixon Location Data Platform™

ILDP collects info from a growing number of sources and delivers a unique, integrated, customizable set of solutions


MAPS
• Layout & Directional Data
• Asset Locations
• Points of Interest
RF SIGNALS
• Phones, Watches, Tablets, Computers
• Access Points, Beacons, IoT Devices
• GPS
VIDEO
• IP Cameras, Infrared, Thermal
• Footfall Counters
BIG DATA
• ERP, Inventory
• POS, CRM
• Weather, Demographics
CUSTOMER INTERACTIONS
• Guest Wi-Fi
• Survey Responses
• App & Website Behavior
• Ad / Marketing Responses
ILDP
VE
PE
API
SDK
DB
COFFEE
TURN
VIP
ALERT
WAYFINDING
• Search
• Navigation
• Services, experience
CONTEXTUAL ACTIONS
• Customer experience
• Alerts, messaging, offers
ANALYTICS
• Counts
• Dwell
• Journey
LOCATING
• People
• Devices
• Assets
SECURITY
• Rogue devices
• No-phones zones
• Investigations
MAP
• Digital, interactive, editable
• Multidimensional visualization of spatial data
INPUT
Inpixon h/w, 3rd party connectors, IoT devices
DATA & INTELLIGENCE
OUTPUT
Inpixon Portal with map view or tabular view, API/SDK, DB Access, connectors

© Inpixon | All Rights Reserved | inpixon.com

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© Inpixon | All Rights Reserved | inpixon.com 9 Wi - Fi Cell, Wi - Fi, BLE, RFID Ultra - Wideband Data Collection Accuracy 15 - 20 Meters Detection >10% 03.00 mins. 3 - 5 Meters <80% 0.6 secs. 10 cm 100% 0.1 sec. 2017 2018 2019 Proximity to Precision

© Inpixon | All Rights Reserved | inpixon.com 10 Intellectual Property Broad Patent Portfolio 8 registered patents and 6 pending applications in various countries and regions: • United States • Mexico • Australia • European Patent Organization Region U.S. Trademark Registrations: o Inpixon , Indoor Positioning Analytics, IPA, Security Dome, Shoom , Zone Defense Acquired broad portfolio of intellectual property from GTX Corp., registered patent, along with more than 20 pending patent applications or licenses to register patents or pending applications relating to GPS technologies Recently received Notice of Allowance from the U.S. Patent and Trademark Office covering a method of storing and analyzing variable - width data, making retrieval of data faster and closer to real - time

© Inpixon | All Rights Reserved | inpixon.com 11 Inpixon is on a very short list According to the report, the indoor positioning market is poised for growth. The report states, “By 2022, 65% of enterprises will require indoor location asset tracking (both people and equipment) to be part of all access layer infrastructure communication decisions (up from less than 10% today).” "This vendor should be shortlisted for any retail, public - sector and security device detection scenarios." Source: Gartner, Magic Quadrant for Indoor Location Services, Worldwide, by Tim Zimmerman, Annette Zimmermann, January 28, 2019.

© Inpixon | All Rights Reserved | inpixon.com 12 On a path to be the leader in Indoor Intelligence Complete Solution to Organize the World’s Indoor Data to Make it Easily Accessible & Useful OPEN & AGNOSTIC Consume data from a myriad of sources; integrate with anything </> SCALABLE Software and hardware is optimized for high - volume global scaling MORE GRANULAR LOCATION, SECURE & PRIVATE Advanced algorithms position all active devices; tokenized data to ensure no personal info is collected DETECT / LOCATE NEARLY ANY SIGNAL TYPE & FREQUENCY UWB : IEEE802.15.4 - 2011 UWB compliant channels 1,2,3,4,5,7 from 3.5 GHz to 6.5 GHz Cellular : 1598.0625~1605.375 MHz, Wi - Fi 2.4 GHz, LTE Cat - M1 Bands 2, 4, 12 Wi - Fi : 802.11b/g (2.4 GHz), 802.11a (5GHz), 802.11n mixed, legacy and greenfield modes, (2.4 GHz, 5 GHz) Bluetooth (full & BLE): 2.4 Ghz Active RFID : 433 MHz GPS : GPS 902 - 928 Mhz FSK/FHSS UHF : 900 MHz DETECT / LOCATE NEARLY ANY WIRELESS DEVICE Cell phones, smart watches, tablets, laptops, desktop computers, mice, keyboards, printers, cameras, access points, Wi - Fi cards, Mi - Fi devices, thermostats, doorbells, building system sensors Tags placed on any fixed or moving asset: employees, visitors, animals, boxes, products, forklifts, pallets, equipment, medical devices, wheelchairs, strollers, etc. NEARLY ANY USE CASE Visitor analytics (retail, public venues) Customer experience enhancement Wayfinding, navigation Security: find rogue devices, enforce no - phone zones Retail loss prevention Student safety Evacuation and muster First responders support Asset tracking Workforce productivity Marketing ROI measurement Space utilization Facility management and maintenance Building energy efficiency Proximity messaging Location sharing Intelligent parking Indoor - outdoor transition

© Inpixon | All Rights Reserved | inpixon.com 13 Inpixon solutions are becoming vital to several industries SHOPPING MALLS AIRPORTS HOSPITALS BANKS OFFICES SHOWS & ARENAS GOVT. AGENCIES HOSPITALITY

© Inpixon | All Rights Reserved | inpixon.com 14 Enterprise & Government Customers Enterprise Government Partial list of customers using Inpixon products

© Inpixon | All Rights Reserved | inpixon.com 15 Expanding worldwide reseller network

© Inpixon | All Rights Reserved | inpixon.com 16 Company Growth and Recent Milestones Inpixon Growth Highlights Revenue increased over 60% for third consecutive quarter compared to same periods last year Gross profit increased 79% in Q3 2019 compared to the same period last year Gross margin increased 75% in Q3 2019 compared to 68% for the same period last year Recent Milestones Inpixon Reveals Plans for Ultra - Wideband (UWB) Module to Deliver Centimeters - Level Positional Accuracy for People and Assets Announced Southern African distribution partnership with Neocast Completed acquisition of indoor mapping leader Jibestream Inc. Selected indoor mapping partner by American Dream, one of the largest entertainment and retail centers in North America Deployed indoor mapping solution with leading national retailer Signed Master Technology Group as authorized reseller Partnered with Express Image Digital to create immersive digital experiences Partnering with IDENTOS for joint sales and marketing efforts; announced successful collaboration project with one of Canada’ s m ost renowned hospitals inpixon

Inpixon Leadership Team

Seasoned Management Team



Nadir Ali
Chief Executive Officer
- Oversee strategy direction and operations of the company
- Prior experience: Tira Capital; Isadra; Deloitte Consulting
- BA, University of California, Berkeley



Soumya Das
Chief Operating Officer
- Leads sales, marketing, channel and engineering
- Prior experience: Identiv; SecureAuth; Oracle; Opentext
- MBA, UK; BBM, Andhra University, India



Wendy Loundermon
Chief Financial Officer
- Oversees the financial and administrative units
- Prior experience: Sysorex Government Services
- BS in Accounting and MS in Taxation from George Mason University



Adam Benson
Chief Technology Officer
- Leads software and hardware engineering
- Prior experience: Cadillac Fairview Corporation; VMG Strategic Consulting; AME Supply



Chris Wiegand
EVP Sales
- Manages direct sales, worldwide reseller partner and SI channels for enterprise customers
- Prior experience: Founder/CEO of Jibestream



David Westgate
Executive Vice President of IT Operations
- Oversees the cloud infrastructure, and corporate networks,
- Prior experience: U.S. Air Force, McBride and Associates



Shirish Tangirala
Managing Director, Inpixon India
- Oversees Inpixon India operations
- Prior experience: NCGS and Global Medical Informatics
- BE in Civil Engineering majoring in Computer Applications, India

© Inpixon | All Rights Reserved | inpixon.com

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©Inpixon | All Rights Reserved | inpixon.com HARNESS THE POWER OF INDOOR DATA JOIN US INDOOR INTELLIGENCE PATENTED TECHNOLOGY Capture anonymous visitor data from any mobile device ILDP Collect info from multiple sources and deliver a unique, integrated, customizable set of solutions HIGH GROWTH INDUSTRY Highly scalable, high margin business model